                                           SEMI-ANNUAL REPORT  |  April 30, 2001

                                                                      The Strong
                                                              International Bond
                                                                            Fund

                                                            [PHOTO APPEARS HERE]

                                                                   [STRONG LOGO]

                                           SEMI-ANNUAL REPORT  |  April 30, 2001

                                                                      The Strong
                                                              International Bond
                                                                            Fund


Table of Contents

Investment Review
     Strong International Bond Fund ..................  2

Bond Glossary ........................................  4

Financial Information
     Schedule of Investments in Securities
          Strong International Bond Fund .............  5
     Statement of Assets and Liabilities .............  7
     Statement of Operations .........................  8
     Statements of Changes in Net Assets .............  9
     Notes to Financial Statements ................... 10

Financial Highlights ................................. 12

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------


[PHOTO OF BRAD TANK]

Fixed Income Market Overview from
October 31, 2000 to April 30, 2001

For fixed income investors, the past six-months were generally positive compared to the difficult conditions the stock markets experienced. Interest rates declined--and the timing and pattern of the decline demonstrated the forward-looking nature of the financial markets.

During the closing months of last year, we witnessed a sharp fall in U.S. Treasury rates that reflected an environment of weakening economic data. Meanwhile, the Federal Reserve continued to hold its policy steady, maintaining the overnight funds rate at 6.5 percent. But the markets were well ahead of policymakers by the first week of January. That's when the first of what now totals five, half-percent reductions in the Fed Funds rate took place, including the rate cut on May 15, 2001.

The sum of these events has produced a dramatic steepening of the yield curve throughout the period. Thirty-year treasuries remained unchanged, yielding 5.79 percent. Ten-year notes declined in yield from 5.73 percent to 5.34 percent. And two-year note yields fell from 5.91 percent to 4.28 percent.

Our Strong income portfolios were generally positioned to benefit from both a decline in interest rates and a steepening of the yield curve. We believe that while easier monetary policy continues to unfold, we may see additional yield curve steepening. But we think much of the drama is behind us. The primary issue facing the market right now is just how low the Federal Reserve will take short-term interest rates. Our view is that while economic growth has slowed sharply, the U.S. economy will avoid slipping into a recession. This suggests that short-term rates could drop another percent or so.

We are more positive than many on the near term prospects for the U.S. economy. But we believe it's not likely we will return quickly to the four-percent-plus real growth we experienced over the last few years.

In the past two quarters, real GDP (Growth Domestic Product) growth in the U.S. has slipped to an average of 1.6 percent. And our expectation is that by year-end, we will be back to two-to-three percent growth. A sustained lowering of capital spending and hiring by businesses, as well as a more cautious consumer, would appear to ensure slower growth for the near future.

The fundamentals of the U.S. economy remain solid and easier monetary policy is adding further support. However, new job creation has slowed and we expect wage growth to follow suit soon. Similarly, corporate profit growth has stalled, but current levels of profitability appear to be stable.

Today's economic factors, in our view, point to a generally positive outlook for fixed income markets, and we have positioned our portfolios accordingly.

Corporate credit quality, which has generally been deteriorating, has begun to show signs of stabilizing, and we believe current valuations are fairly good. However, as we have seen in the stock market recently, careful selection-- industry to industry and from credit to credit--remains an all-important ingredient to investment success.

As for high-yield bonds, we believe quarter four of 2000 may have been a significant turning point. There are similarities between the current market and 1991. That year, high-yield bonds performed well against a backdrop of deteriorating bond quality--which foreshadowed an upturn in fundamentals in the following year.

Internationally, the bond markets of developed economies around the world have loosely followed the performance patterns of the U.S. fixed income markets. The European central bank just eased monetary policy in response to sluggish economic news. While we're somewhat positive on European credit markets, we believe the best prospects for fixed income investors remain here in the U.S.

That's our current assessment of the fixed income markets. We thank you for investing with Strong and look forward to updating you again soon.

                                                /s/ Bradley C. Tank

Strong International Bond Fund
================================================================================

Effective April 6, 2001, the Strong International Bond Fund was closed to new investors. After close of the market on May 11, 2001, for non-retirement accounts, and after close of the market on July 2, 2001, for retirement accounts, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends.

Your Fund's Approach

The Strong International Bond Fund seeks high total return by investing for both income and capital growth. The Fund invests, under normal conditions, primarily in higher- and medium-quality bonds issued in foreign countries. The Fund may also invest up to 35 percent of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The Fund maintains an average maturity of four to nine years. To select bonds, the Fund's managers first look at overall trends in the global economy. The managers then examine the countries, sectors, and individual companies that may benefit from those trends. The managers may create synthetic bonds to make investments consistent with the Fund's strategy and goals.

                     Growth of an Assumed $10,000 Investment
                             From 3-31-94 to 4-30-01

                              [CHART APPEARS HERE]

                                     Salomon
                                   Smith Barney
                                  Non-U.S. World
                 The Strong       Government Bond
                International         Index           Lipper International
                  Bond Fund     (Currency Unhedged)*   Income Funds Index*
 Mar 94            $10,000            $10,000               $10,000
 Sep 94            $10,810            $10,338               $ 9,745
 Mar 95            $12,295            $11,898               $10,526
 Sep 95            $12,611            $12,177               $11,153
 Mar 96            $12,857            $12,219               $11,597
 Sep 96            $13,578            $12,668               $12,295
 Mar 97            $13,207            $12,189               $12,324
 Sep 97            $13,717            $12,559               $12,957
 Mar 98            $13,093            $12,436               $13,218
 Sep 98            $14,492            $13,859               $14,237
 Mar 99            $14,530            $13,883               $14,274
 Sep 99            $14,503            $14,071               $14,152
 Mar 00            $13,993            $13,688               $14,016
 Sep 00            $13,266            $12,965               $13,693
 Mar 01            $13,095            $12,823               $14,005
 Apr 01            $13,152            $12,818               $13,933

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:  How did your Fund perform?

A: The Strong International Bond Fund's NAV peaked in late December as the U.S. dollar reached its weakest point (during the period) versus the British pound and the euro. The net asset value also rose in this period due to a decline in foreign government bond yields. Its NAV subsequently fell as the dollar rebounded versus these currencies.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Fund's return was influenced by two main factors: a strengthening U.S. dollar, which had a negative impact on the Fund, and lower interest rates, which benefited the Fund. With the exception of the euro, the U.S. dollar appreciated versus most major currencies as investors became concerned about the impact a weakening U.S. economy may have on other markets. The Strong International Bond Fund generally does not hedge its foreign currency exposure, so an appreciating U.S. dollar will have a negative impact on portfolio returns. During the period, the dollar appreciated by approximately 13 percent versus the Japanese yen and depreciated by approximately 4 percent versus the euro.

    Global interest rates were generally lower during the period, with short-term rates falling more than long-term rates. In the U.S., real growth in the Gross Domestic Product slowed from the 4 percent to 5 percent level to a much slower pace of 1 percent to 2 percent. This slowdown resulted in a rapid change in monetary policy, as the Federal Reserve went from raising interest rates to aggressively lowering them to avoid a possible recession. Many other central banks followed the Fed's lead. Globally, this change in monetary policy left short-term interest rates much lower, while long-term rates ended mixed.


Q:   What investment strategies and techniques impacted your Fund's performance?

A: In relation to the Fund's currency exposure, the decision to overweight the euro early and gradually remove the overweighting later in the period benefited the Fund's performance. The Fund's underexposure to the Japanese yen also enhanced its performance.

     Overall, the Fund kept a neutral duration (level of sensitivity to interest-rate shifts) relative to its benchmark throughout most of the period. Being underweighted in Japan relative to European markets had a negative impact on the Fund's return, as the Japanese bond market performed strongly. Even so, we continue to believe Japanese bond yields are unattractive and expect to maintain this underweighting.


Q:   What is your future outlook?

A: In the U.S., we expect further interest-rate reductions from the Federal Reserve. We believe the U.S. is likely to avoid a recession, but it also appears that real GDP growth will stay in the modest range of 1 percent to 2 percent. This slowdown is likely to continue to be a drag on other economies going forward. Economies that export heavily to the U.S., such as Japan, will likely be particularly hard hit.

     Our near-term global outlook calls for modestly lower market interest rates as global central banks ease monetary policy to offset slower global economic growth. In the currency markets, we expect the U.S. dollar to hold its value versus other major currencies. The dollar and euro are likely to stay strong relative to the yen.

     We thank you for your investment in the Strong International Bond Fund.


     John T. Bender
     Portfolio Co-Manager

     Bradley C. Tank
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  As of 4-30-01
                 -------------------------------------------
                           1-year                -1.81%
                           3-year                -0.52%
                           5-year                 0.28%
                  Since Inception                 3.94%
                        (3-31-94)


                              PORTFOLIO STATISTICS

                                  As of 4-30-01
                --------------------------------------------
                30-day annualized yield/1/            3.35%
                Average maturity/2/               5.8 years
                Average quality rating/3/                AA

--------------------------------------------------------------------------------

     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.


From time to time, the Fund's advisor has waived its management fees and/or absorbed fund expenses, which has resulted in higher yields and returns.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets. As a non-diversified fund, the fund may concentrate its assets. Therefore, the Fund may experience a greater level of risk than a diversified fund. Furthermore, the Fund is primarily unhedged against currency fluctuations, which may also lead to increased volatility.

/1/Yields are historical and do not represent future yields. Yields fluctuate.
   Yield is as of 4-30-01.

/2/The Fund's average maturity includes the effect of futures.

/3/For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

  *The Salomon Smith Barney Non-U.S. World Government Bond Index (Currency
   Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. This index disregards the effects of foreign currency fluctuations. The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the semiannual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times, when investors buy Treasuries for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULE OF INVESTMENTS IN SECURITIES                April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                       STRONG INTERNATIONAL BOND FUND

                                                    Shares or
                                                    Principal           Value
                                                     Amount           (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 6.3%
New Zealand 2.0%
International Bank for Reconstruction and
  Development Medium-Term Notes,
  Zero %, Due 8/20/07                              1,000,000  NZD   $   270,653

United States 4.3%
Statia Terminals International/Statia
  Terminals Canada, Inc. First Mortgage
  Notes, Series B, 11.75%, Due 11/15/03         $    250,000            258,125
Tenet Healthcare Corporation Senior Notes,
  7.875%, Due 1/15/03                                300,000            308,250
                                                                    -----------
                                                                        566,375
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $988,291)                                   837,028
-------------------------------------------------------------------------------
Government & Agency Issues 79.0%
Australia 2.9%
Australian Government Bonds, 7.50%,
  Due 7/15/05                                        700,000  AUD       387,981

Denmark 4.2%
Kingdom of Denmark Notes, 7.00%,
  Due 11/15/07                                     4,250,000  DKK       555,856

France 7.0%
Government of France Debentures, 8.50%,
  Due 11/25/02                                     1,000,000  EUR       935,257

Germany 19.7%
Republic of Germany Bonds:
  Series 1997, 6.00%, Due 7/04/07                  2,072,583  EUR     1,943,795
  Series 1998, 5.25%, Due 1/04/08                    750,000  EUR       678,350
                                                                    -----------
                                                                      2,622,145

Italy 11.0%
Buoni Poliennali Del Tes Bonds, 7.75%,
  Due 11/01/06                                     1,478,988  EUR     1,470,487

Japan 9.6%
Japanese Government Bonds, Series 225,
  1.90%, Due 12/20/10                            150,000,000  JPY     1,285,259

United Kingdom 24.6%
United Kingdom Treasury Bonds:
  5.00%, Due 6/07/04                                 375,000  GBP       534,816
  6.50%, Due 12/07/03                                375,000  GBP       554,756
  7.00%, Due 6/07/02                               1,500,000  GBP     2,191,172
                                                                    -----------
                                                                      3,280,744
-------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $11,720,222)                  10,537,729
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 7.3%
United States
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (b)                                 $  240,374            243,575
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.9209%, Due 1/25/22       143,351            143,010
  Series 1991-3, Class A1, 7.8063%, Due 2/20/21      296,274            300,104
First Boston Mortgage Securities Corporation
  Interest Only Mortgage Pass-Thru
  Certificates, Series 1992-4, Class A5, 0.625%,
  Due 10/25/22                                     5,915,420             59,154
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Certificates, Series 1995-1, Class B-5,
  6.8368%, Due 10/25/28                              226,209            228,912
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $897,608)                               974,755
-------------------------------------------------------------------------------
Short-Term Investments (a) 8.3%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.50%                                      23,000             23,000

Corporate Bonds 1.4%
United States
Viacom International, Inc. Senior
  Subordinated Notes, 10.25%, Due 9/15/01            180,000            183,651

Government & Agency Issues 3.8%
Finland 3.4%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                      3,000,000  FIM       455,681

United States 0.4%
United States Treasury Bills, Due 7/26/01 (c)     $   50,000             49,549
                                                                    -----------
Total Government & Agency Issues                                        505,230

Time Deposits 3.0%
United States
HSBC Bank USA, 4.5938%, Due 5/01/01                  400,000            400,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,304,007)                        1,111,881
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $14,910,128) 100.9%            13,461,393
Other Assets and Liabilities, Net (0.9%)                               (124,692)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $13,336,701
===============================================================================


FUTURES
--------------------------------------------------------------------------------
                                                  Underlying        Unrealized
                                 Expiration       Face Amount      Appreciation/
                                    Date           at Value       (Depreciation)
--------------------------------------------------------------------------------
Purchased:
15 Ten-Year Euro Bonds              6/01          $1,422,062           ($28,327)
 2 Ten-Year Japanese Government
   Bonds                            6/01           2,253,289             10,038


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

                                                                    Unrealized
                                 Settlement                        Appreciation/
                                    Date          Value in USD    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
  1,000,000        CAD            10/04/01        $  650,588           $ 18,476
  2,550,000        EUR             8/07/01         2,257,512           (149,688)
550,000,000        JPY             8/07/01         4,504,848           (397,113)

Sold:
  1,150,000        AUD            10/04/01           587,596            (32,146)
  4,000,000        DKK             7/05/01           474,867             25,134
    775,000        EUR             8/07/01           686,107             19,143
  1,350,000        GBP            10/04/01         1,923,266             (2,215)
125,000,000        JPY             8/07/01         1,023,829             80,021

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD--Australian Dollar
CAD--Canadian Dollar
DKK--Danish Krone
EUR--Euro
FIM--Finnish Mark
GBP--British Pound
JPY--Japanese Yen
NZD--New Zealand Dollar
USD--United States Dollar

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security is pledged as collateral to cover margin requirements on open futures contracts.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                                       (In Thousands, Except per Share Amount)

                                                                                        Strong
                                                                                     International
                                                                                       Bond Fund
                                                                                     -------------

Assets:
  Investments in Securities, at Value (Cost of $14,910)                                 $13,461
  Receivable for Forward Foreign Currency Contracts Sold                                     90
  Interest Receivable                                                                       365
  Paydown Receivable                                                                          4
                                                                                        -------
  Total Assets                                                                           13,920

Liabilities:
  Payable for Forward Foreign Currency Contracts Purchased                                  523
  Payable for Fund Shares Redeemed                                                           17
  Variation Margin Payable                                                                    3
  Accrued Operating Expenses and Other Liabilities                                           40
                                                                                        -------
  Total Liabilities                                                                         583
                                                                                        -------
Net Assets                                                                              $13,337
                                                                                        =======


Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                         $16,227
  Undistributed Net Investment Income                                                       562
  Accumulated Net Realized Loss                                                          (1,541)
  Net Unrealized Depreciation                                                            (1,911)
                                                                                        -------
  Net Assets                                                                            $13,337
                                                                                        =======
Capital Shares Outstanding (Unlimited Number Authorized)                                  1,444

Net Asset Value Per Share                                                                 $9.23
                                                                                          =====




                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2001 (Unaudited)

                                                                  (In Thousands)

                                                                      Strong
                                                                  International
                                                                    Bond Fund
                                                                  --------------
Income:
   Interest                                                           $ 415
   Dividends (net of foreign withholding taxes of $1)                     7
                                                                      -----
   Total Income                                                         422

Expenses:
   Investment Advisory Fees                                              49
   Custodian Fees                                                        20
   Shareholder Servicing Costs                                           20
   Professional Fees                                                      8
   Federal and State Registration Fees                                   10
   Other                                                                  7
                                                                      -----
   Total Expenses                                                       114
                                                                      -----
Net Investment Income                                                   308

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
      Investments                                                      (685)
      Futures Contracts and Forward Foreign Currency Contracts          (93)
      Foreign Currencies                                                (25)
                                                                      -----
      Net Realized Loss                                                (803)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                       993
      Futures Contracts and Forward Foreign Currency Contracts         (312)
      Foreign Currencies                                                 17
                                                                      -----
      Net Change in Unrealized Appreciation/Depreciation                698
                                                                      -----
Net Loss on Investments                                                (105)
                                                                      -----
Net Increase in Net Assets Resulting from Operations                  $ 203
                                                                      =====


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                                       Strong International Bond Fund
                                                                      --------------------------------
                                                                      Six Months Ended    Year Ended
                                                                       April 30, 2001    Oct. 31, 2000
                                                                      ----------------   -------------
                                                                         (Unaudited)
Operations:
    Net Investment Income                                                  $   308         $    715
    Net Realized Loss                                                         (803)            (255)
    Net Change in Unrealized Appreciation/Depreciation                         698           (2,186)
                                                                           -------         --------
    Net Increase (Decrease) in Net Assets Resulting from Operations            203           (1,726)

Distributions From Net Investment Income                                        --             (900)

Capital Share Transactions:
    Proceeds from Shares Sold                                                3,863            7,783
    Proceeds from Reinvestment of Distributions                                 --              825
    Payment for Shares Redeemed                                             (4,985)         (10,498)
                                                                           -------         --------
    Net Decrease in Net Assets from Capital Share Transactions              (1,122)          (1,890)
                                                                           -------         --------
Total Decrease In Net Assets                                                  (919)          (4,516)

Net Assets:
    Beginning of Period                                                     14,256           18,772
                                                                           -------         --------
    End of Period                                                          $13,337         $ 14,256
                                                                           =======         ========

Transactions in Shares of the Fund:
    Sold                                                                       406              804
    Issued in Reinvestment of Distributions                                     --               83
    Redeemed                                                                  (527)          (1,086)
                                                                           -------         --------
    Net Decrease in Shares of the Fund                                        (121)            (199)
                                                                           =======         ========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

1.   Organization

     Strong International Bond Fund is a non-diversified series of Strong International Income Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at April 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income quarterly and distributes any net realized capital gains annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund may be required to maintain assets on its books as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.


3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 0.70% of the average daily net assets of the Fund. Based on the terms of the advisory agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at April 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the six months ended, were $10,832, $20,266, $1,279 and $734, respectively.


4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At April 30, 2001, there were no borrowings by the Fund under the LOC.


5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, during the six months ended April 30, 2001 were $7,960,275 and $6,613,776, respectively. There were no purchases or sales of long-term government securities during the six months ended April 30, 2001.


6.   Income Tax Information

     At April 30, 2001, the cost of investments in securities for federal income tax purposes was $15,483,956. Net unrealized depreciation of securities was $2,022,563, consisting of gross unrealized appreciation and depreciation of $86,502 and $2,109,065, respectively. At October 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $650,500 which expires in varying amounts through 2008.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                                 ----------------------------------------------------------
                                                                 Apr. 30,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/   2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.11    $10.64    $11.89    $11.58    $11.87    $11.48
Income From Investment Operations:
    Net Investment Income                                           0.23      0.40      0.54      0.57      1.03      0.80
    Net Realized and Unrealized Gains (Losses) on Investments      (0.11)    (1.42)    (1.14)     0.58     (1.11)     0.15
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.12     (1.02)    (0.60)     1.15     (0.08)     0.95
Less Distributions:
    From Net Investment Income                                        --     (0.51)    (0.65)    (0.58)    (0.20)    (0.50)
    From Net Realized Gains                                           --        --        --        --        --     (0.06)
    In Excess of Net Realized Gains                                   --        --        --     (0.26)    (0.01)       --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --     (0.51)    (0.65)    (0.84)    (0.21)    (0.56)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.23     $9.11    $10.64    $11.89    $11.58    $11.87
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
    Total Return                                                   +1.3%    -10.0%     -5.3%    +10.9%     -0.7%     +8.6%
    Net Assets, End of Period (In Millions)                          $13       $14       $19       $20       $28       $31
    Ratio of Expenses to Average Net Assets Without Waivers
      and Absorptions                                               1.6%*     1.7%      1.6%      1.6%      1.5%      1.8%
    Ratio of Expenses to Average Net Assets                         1.6%*     1.7%      1.6%      1.5%      0.7%      0.0%
    Ratio of Net Investment Income to Average Net Assets            4.4%*     4.6%      4.7%      5.3%      8.1%      7.4%
    Portfolio Turnover Rate                                        52.6%     83.5%     45.7%    158.8%    208.4%    258.3%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b) For the six months ended April 30, 2001 (Unaudited).


                       See Notes to Financial Statements.

Directors

    Richard S. Strong
    Willie D. Davis
    Stanley Kritzik
    Neal Malicky
    Marvin E. Nevins
    William F. Vogt


Officers

    Richard S. Strong, Chairman of the Board
    Elizabeth N. Cohernour, Vice President and Secretary
    Cathleen A. Ebacher, Vice President and Assistant Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Dennis A. Wallestad, Vice President
    Thomas M. Zoeller, Vice President
    John W. Widmer, Treasurer
    Rhonda K. Haight, Assistant Treasurer


Investment Advisor

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Distributor

    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Custodian

    Brown Brothers Harriman & Co.
    40 Water Street, Boston, MA 02109


Transfer Agent and Dividend-Disbursing Agent

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Independent Accountants

    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


Legal Counsel

    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT12919-0401




Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030


To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com




[STRONG LOGO]


                                                                            SINT